Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Action Performance Companies, Inc. (the Company) for the year ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, R. David Martin, Jr., Chief Financial Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ R. David Martin
R. David Martin
Chief Financial Officer, Secretary and Treasurer
December 20, 2002